UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 4, 2009
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On May 4, 2009, Paychex, Inc. (“Paychex”) issued a press release announcing the appointment of Jennifer R. Vossler as Vice President and Controller effective May 4, 2009. The press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).
Ms. Vossler, age 46, is a senior executive with 25 years of experience in corporate finance and public accounting. Most recently she served as Vice President and Corporate Controller of Bausch & Lomb Incorporated (“Bausch & Lomb”), a world leader in the development, manufacture, and marketing of eye health products, since January 2009. From 2006 through 2008, she served as Vice President of Corporate Audit and Financial Compliance for Bausch & Lomb and from 2004 through 2006 she served as Vice President of Americas Finance. Prior to this, she held various other senior management positions at Bausch & Lomb during her tenure with the company. She also held leadership roles with a global facilities management outsourcing company and a public accounting firm.
Ms. Vossler will participate in the same compensation and benefit arrangements available to other officers of Paychex. On May 4, 2009, the Board of Directors of Paychex approved a grant of 12,000 shares of non-qualified stock options and 3,000 shares of restricted stock for Ms. Vossler under the Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005). The stock options have an exercise price of $27.27 and will vest 20% per year over five years. The terms of the restricted stock grant are detailed in the Restricted Stock Award Agreement, herein incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 16, 2008.
In connection with her employment, Ms. Vossler also signed a standard confidentiality, non-solicitation, and non-compete agreement. The agreement precludes Ms. Vossler from:
•	competing with Paychex while an employee and for 12 months after separation from Paychex;

•	soliciting clients or referral sources for 24 months after separation from Paychex; and

•	recruiting or hiring, or attempting to recruit or hire, any employee for 24 months after separation from Paychex.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
The following exhibit is filed with this Form 8-K.
          Exhibit 99.1: Press Release of Paychex, Inc. dated May 4, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: May 4, 2009	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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